THIRD AMENDMENT

THIRD AMENDMENT, effective as of September 28, 2007 (the “Amendment”), with respect to that certain Credit Agreement, dated as of August 1, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Christie/AIX, Inc., a Delaware corporation (the “Borrower”), the Lenders and General Electric Capital Corporation, a Delaware corporation (“GE Capital”), as the administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement to, among other things, (i) amend the definition of the Total Equity Ratio and (ii) amend certain financial covenants;

WHEREAS, the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

1.          Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

2.	Amendment to Credit Agreement.

(a)       Clause (z) of the definition of “Interest Period” set forth in Section 1.1 of the Credit Agreement shall be deleted and the following substituted therefor:

“(z) there shall be no limit on the number of Interest Periods for Eurodollar Rate Loans”

(b)       The definition of “Interest Reserve” set forth in Section 1.1 of the Credit Agreement shall be amended to delete the number “12” in each instance such number occurs therein and to substitute therefore the number “9” in each such instance.

(c)       The definition of “Total Equity Ratio” set forth in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

““Total Equity Ratio” means (a) for purposes of determining the Applicable Margin the ratio, expressed as a percentage, of (i) the sum of, without duplication, (A) any Capital Contributions made as of such date of determination, (B) the Permitted Subordinated Indebtedness and (C) the Excess Cash Flow for the most recently ended Fiscal Year to (ii) the sum of (A) Consolidated Total Debt of the Borrower and its Subsidiaries and (B) any Capital Contributions made as of such date of determination, and (b) for all other purposes, the ratio, expressed as a percentage, of (i) the sum of, without duplication, (A) the sum of (x) any Capital Contributions made as of such date of determination plus (y) the aggregate amount of certain operating expenses paid by a Loan Party or its Affiliates on behalf of the Borrower, in each case, as approved by the Administrative Agent in its sole discretion; provided that no more than $4,000,000 in the aggregate of such approved expenses shall be eligible for inclusion under this clause (y), and (B) up to $23,300,000 of Permitted Subordinated Indebtedness solely to the extent the proceeds of such Permitted Subordinated Indebtedness are used to purchase Digital Systems on terms and subject to documentation acceptable to the Administrative Agent which constitute Installed Digital Systems and any Permitted Refinancing of such Permitted Subordinated Indebtedness to (ii) the sum of (A) Consolidated Total Debt of the Borrower and its Subsidiaries and (B) the sum of (x) any Capital Contributions made as of such date of determination plus (y) the aggregate amount of operating expenses included pursuant to clause (b)(i)(A)(y) above.”

(d)        Section 1.1 of the Credit Agreement shall be amended by adding thereto the following new definition in its proper alphabetical order:

“Consolidated Senior Leverage Ratio’ means, with respect to any Person as of any date, the ratio of (a) Consolidated Total Debt of such Person less any Indebtedness of such Person that is subordinated to the Obligations as of such date to (b) Consolidated EBITDA for such Person for the last period of four consecutive Fiscal Quarters ending on or before such date.

(e)        Section 5.1 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

Section 5.1	Maximum Leverage Ratios.

(a)        Maximum Consolidated Leverage Ratio. The Borrower shall not have, during any Fiscal Quarter set forth below, a Consolidated Leverage Ratio greater than the maximum ratio set forth opposite the applicable Fiscal Quarter:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
June 30, 2007	14.0 to 1
September 30, 2007	9.5 to 1
December 31, 2007	7.75 to 1
March 31, 2008	6.5 to 1
June 30, 2008	5.25 to 1
September 30, 2008	4.75 to 1
December 31, 2008	4.25 to 1
March 31, 2009	4.0 to 1
June 30, 2009	4.0 to 1
September 30, 2009	4.0 to 1
December 31, 2009	3.75 to 1
March 31, 2010	3.5 to 1
June 30, 2010	3.5 to 1
September 30, 2010	3. 5 to 1
December 31, 2010	3.25 to 1
March 31, 2011	2.75 to 1
June 30, 2011	2.75 to 1
September 30, 2011	2.75 to 1
December 31, 2011	2.5 to 1
March 31, 2012	2.0 to 1
June 30, 2012	2.0 to 1
September 30, 2012	1.75 to 1
December 31, 2012	1.5 to 1
March 31, 2013	1.0 to 1
June 30, 2013	0.75 to 1

(b)        Maximum Consolidated Senior Leverage Ratio. The Borrower shall not have, during any Fiscal Quarter set forth below, a Consolidated Senior Leverage Ratio greater than the maximum ratio set forth opposite the applicable Fiscal Quarter:

Fiscal Quarter Ending	Maximum Consolidated Senior Leverage Ratio
June 30, 2007	10.5 to 1
September 30, 2007	9.0 to 1
December 31, 2007	7.5 to 1
March 31, 2008	6.25 to 1
June 30, 2008	5.0 to 1
September 30, 2008	4.5 to 1
December 31, 2008	4.25 to 1
March 31, 2009	3.75 to 1
June 30, 2009	3.75 to 1
September 30, 2009	3.75 to 1
December 31, 2009	3. 5 to 1
March 31, 2010	3.25 to 1
June 30, 2010	3.25 to 1
September 30, 2010	3.0 to 1
December 31, 2010	2.75 to 1
March 31, 2011	2.25 to 1
June 30, 2011	2.25 to 1
September 30, 2011	2.0 to 1
December 31, 2011	2.0 to 1
March 31, 2012	1.5 to 1
June 30, 2012	1.5 to 1
September 30, 2012	1.25 to 1
December 31, 2012	1.0 to 1
March 31, 2013	0.75 to 1
June 30, 2013	0.5 to 1

(f)         Section 5.2 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

Section 5.2       Minimum Consolidated Fixed Charge Coverage Ratio. Commencing with the Fiscal Quarter ended March 31, 2007, the Borrower shall not have, on the last day of such Fiscal Quarter or the last day of any Fiscal Quarter set forth below, a Consolidated Fixed Charge Coverage Ratio less than the minimum ratio set forth opposite the applicable Fiscal Quarter:

Fiscal Quarter Ending	Minimum Consolidated Fixed Charge Coverage Ratio
June 30, 2007	1.25 to 1
September 30, 2007	1.25 to 1
December 31, 2007	1.25 to 1
March 31, 2008	1.25 to 1
June 30, 2008	1.25 to 1
September 30, 2008	1.25 to 1
December 31, 2008	1.25 to 1
March 31, 2009	1.25 to 1
June 30, 2009	1.25 to 1
September 30, 2009	1.25 to 1
December 31, 2009	1.15 to 1
March 31, 2010	1.15 to 1
June 30, 2010	1.15 to 1
September 30, 2010	1.1 to 1
December 31, 2010	1.1 to 1
March 31, 2011	1.1 to 1
June 30, 2011	1.1 to 1
September 30, 2011	1.1 to 1
December 31, 2011	1.1 to 1
March 31, 2012	1.1 to 1
June 30, 2012	1.1 to 1
September 30, 2012	1.1 to 1
December 31, 2012	1.1 to 1
March 31, 2013	1.1 to 1
June 30, 2013	1.1 to 1

3.          Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date, (b) no Default or Event of Default has occurred and is continuing and (c) any and all loans or advances to be made by Christie Digital Systems, Inc. (“Christie”) to the Borrower which will be subject to the Subordination Agreement will constitute Permitted Subordinated Indebtedness and comply with the terms and requirements contained in the definition thereof.

4.          Conditions to Effectiveness. This Amendment shall be effective on the date when the following conditions shall have occurred (the “Third Amendment Effective Date”):

(a)       the Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings and the Required Lenders;

(b)       no Default of Event of Default shall have occurred and be continuing;

(c)       the Borrower shall have provided the Administrative Agent with an executed Certificate of Acceptance (in substantially the same form as those previously provided to the Administrative Agent) from each of (i) Carmike Cinemas, Inc. certifying that projectors constituting “Equipment” (under and as defined in the Master License Agreement with Carmike Cinemas, Inc. (the “Carmike MLA”) have been installed and accepted with respect to at least 2050 screens pursuant to the Carmike MLA and (ii) Rave Reviews Cinemas, L.L.C. certifying that projectors constituting “Equipment” (under and as defined in the Master License Agreement with Rave Reviews Cinemas, L.L.C. (the “Rave MLA”) have been installed and accepted with respect to at least 386 screens pursuant to the Rave MLA;

(d)       the Borrower shall have paid to the Administrative Agent, for the ratable benefit of the Lenders executing this Amendment on or prior to 5:00 p.m. Eastern time on September 28, 2007, an amount equal to 0.25% of the aggregate principal amount of the Commitments of such Lenders; and

(e)       Borrower shall have paid all fees and expenses of Administrative Agent’s counsel, Weil, Gotshal & Manges LLP, owing to date.

5.          Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

6.          Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.          Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.          Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.          Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.        Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, Holdings and their respective successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns.

11.        Continuing Effect. Except as expressly amended hereby, the Credit Agreement, as amended by this Amendment, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. The Amendment constitutes a Loan Document.

12.        NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT OF THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

13.        General Waiver and Release. IN ADDITION, TO INDUCE ADMINISTRATIVE AGENT AND LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE LOAN PARTIES (BY THEIR EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE CREDIT AGREEMENT, THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THERE EXIST ANY SUCH CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS, THE LOAN PARTIES (BY THEIR EXECUTION BELOW) HEREBY:

(A)      FOREVER GENERALLY WAIVE ANY AND ALL CLAIMS, OFFSETS, DEFENSES AND/OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING ON OR PRIOR TO THE DATE OF THEIR EXECUTION OF THIS AMENDMENT; AND

(B)      FOREVER RELEASE, ACQUIT AND DISCHARGE THE RELEASED PARTIES FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING ON OR PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE CREDIT AGREEMENT, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREIN.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

CHRISTIE/AIX, INC.,

as a Borrower

By:	/s/ A. Dale Mayo
Name:	A. Dale Mayo
Title:	CEO

ACCESS DIGITAL MEDIA, INC.

By:	/s/ A. Dale Mayo
Name:	A. Dale Mayo
Title:	President

[SIGNATURE PAGE TO THIRD AMENDMENT]

GENERAL ELECTRIC CAPITAL CORPORATION,

as the Administrative Agent and Lender

By:	/s/ Steven J. Heise
Name:	Steven J. Heise
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

CIT LENDING SERVICES CORPORATION,

as a Lender

By:	/s/ Scott P. Ploshay
Name:	Scott P. Ploshay
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

COMMERCE BANK, N.A.,

as a Lender

By:	/s/ Peter L. Davis
Name:	Peter L. Davis
Title:	SVP

[SIGNATURE PAGE TO THIRD AMENDMENT]

SOCIETE GENERALE,

as a Lender

By:	/s/ Mark Vigil
Name:	Mark Vigil
Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

As advisor to AIB DEBT MANAGEMENT LTD,

By:	/s/ Gregory J. Wiske
Name:	Gregory J. Wiske
Title:	Vice President

As advisor to AIB DEBT MANAGEMENT LTD,

By:	/s/ Norbert Galligan
Name:	Norbert Galligan
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

CIFC FUNDING 2006-I, LTD,

as a Lender

By:	/s/ Elizabeth C. Chow
Name:	Elizabeth C. Chow
Title:	Head of Underwriting

[SIGNATURE PAGE TO THIRD AMENDMENT]